Stockholder Notes	12 Months Ended
Sep. 30, 2015
Short-term Debt [Abstract]
Stockholder Notes
7.   Stockholder Notes
	September 30,
	2014	2015
Series A repurchase notes	$3,014,534	$800,534
Parilis Series A repurchase notes	—	2,275,818
Restricted stock repurchase notes	1,097,750	1,097,750
Common stock repurchase note	2,812,500	2,812,500
Convertible note	—	2,000,000
Working capital notes	3,700,000	7,227,594
	10,624,784	16,214,196
Less current portion	(10,624,784)	(14,214,196)
Stockholder notes, excluding current portion	$—	$2,000,000

In June 2014, the Company, upon the repurchase of its Series A redeemable preferred stock, issued $3,364,534 in notes to the investors as settlement of cumulative unpaid dividends. The notes bear interest at 4.0% and were originally due in June 2015. Pursuant to the terms of the notes, the interest rate increased to 6% as a result of nonpayment and are due on demand. During the years ended September 30, 2014, and 2015, $350,000 and $64,000 of the notes were offset against advances previously made to the Company’s CEO. Additionally, $100,000 of the notes were offset against advances previously made to an investor. The Company made principal payments of  $2,050,000 during the year ended September 30, 2015.
In October 2014, the Company, upon the repurchase of 1,215 Parilis Preferred Units, issued $2,761,818 in notes to the investors at a price of  $2,000 per unit and $331,818 in cumulative unpaid dividends. During the year ended September 30, 2015, the Company made $486,000 in principal payments. The notes bear interest at 4.0% and, as of September 30, 2015, are due upon demand.
In June 2014, the Company repurchased shares of its restricted stock in exchange for $1,097,750 in notes payable. The notes bear interest at rates ranging from 0%-4% and are due on demand as of September 30, 2015.
In June 2014, the Company repurchased 960,144 shares of its common stock in exchange for a $3,312,500 note payable. The note does not bear interest and is due on demand. During the year ended September 30, 2014, the Company made $500,000 in principal payments.
In October and December 2014, the Company issued convertible promissory notes to a redeemable common stock investor, each in the amount of  $2,000,000 and bearing interest at 12%. The December note was paid in full during the year ended September 30, 2015. The October note matures in December 2016 and is convertible at any time into shares of the Company’s common stock at a conversion price of  $20.70 per share. Upon issuance, the Company determined there was no beneficial conversion feature as the conversion price exceeded the estimated fair value of the underlying common stock to be issued upon conversion.
During the years ended September 30, 2014 and 2015, the Company borrowed $6,000,000 and $6,880,252, respectively, from stockholders for working capital purposes. During the years ended September 30, 2014 and 2015, the Company made principal payments of  $2,625,000 and $3,352,658, respectively. The notes bear interest from 0% to 24% per annum with a weighted-average interest rate of 14.5%. Certain notes are secured by future revenue streams from existing licensing agreements. In addition, one of the notes is collateralized by 0.3 million common shares of the Company’s founding stockholder and Chief Executive Officer (“CEO”). The notes are due on demand as of September 30, 2015.
During the years ended September 30, 2014 and 2015, the Company recognized interest expense related to the stockholder notes of  $541,914 and $1,869,113, respectively.